UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2005

AM-CH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9684	33-0147725
(State of other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2 North Riverside, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code            (312) 466-3966

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2005 the Registrant’s Board of Directors adopted a resolution reducing the Board from three members to one member.   Linda Walker Bynoe and Jeff Klein each submitted their resignations effective February 21, 2005.  The Board member remaining subsequent to the resignations is Steve Ottmann.

On February 25, 2005, the Registrant issued a press release relating to the changes in its Board of Directors.  The Registrant hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated February 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AM-CH, INC. (Registrant)

Date: February 25, 2005	By:	/s/ Greg Grosvenor
Greg Grosvenor
Chief Financial Officer